General Information	12 Months Ended
Dec. 31, 2025
General Information [Abstract]
General information
1.	General information
Lufax Holding Ltd (the “Company”) was incorporated in the Cayman Islands on December 2, 2014 as an exempted company with limited liability under the Companies Law (Revised) of the Cayman Islands. The address of its registered office is maintained by Maples Corporate Services Limited of PO Box 309, Ugland House, Grand Cayman,
KY1-1104,
Cayman Islands.
The Company is an investment holding company, together with its consolidated subsidiaries and consolidated structured entities that are controlled through contractual arrangements (“Consolidated Affiliated Entities”, or “OPCO”) (collectively referred to as the “Group”) are principally engaged in core retail credit and enablement business to both borrowers and institutions in the People’s Republic of China (the “PRC”).
The consolidated financial statements were approved and authorized for issue by the board of directors on April 30, 2026.